UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST REPORTED EVENT - AUGUST 22, 2005

                        XL GENERATION INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)

            NEVADA                    333116045                20-0909393
(State or other jurisdiction of      (Commission              (IRS Employer
        incorporation)               File Number)         Identification Number)

                           460 Saint-Gabriel, Suite 21
                        Montreal, Quebec, Canada H2Y 2Z9
                    (Address of principal executive offices)

                                 (514) 397-0575
              (Registrant's telephone number, including area code)

                            Cygni Systems Corporation
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01: Other Events.

On August 22, 2005, Cygni Systems Corporation (the "Company") changed its name to XL Generation International Inc. An Amendment to the Company's Certificate of Incorporation was filed with the State of Nevada, amending Article One of the Company's Articles of Incorporation. The Company's plan to change its name was previously announced in an Information Statement filed with the U.S. Securities and Exchange Commission and delivered to the Company's stockholders of record or their representatives.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, XL Generation International Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              XL GENERATION INTERNATIONAL INC.
Dated:  August 26, 2005

                                              By: /s/ Daniel Courteau
                                                  ----------------------
                                                  Name:  Daniel Courteau
                                                  Title: Secretary


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